UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                         Date of Report: April 19, 2005
                        (Date of earliest event reported)


                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                          0-06217                     94-1672743
   --------                          -------                     ----------
   (State of                       (Commission                  (IRS Employer
 incorporation)                    File Number)              Identification No.)


2200 Mission College Blvd., Santa Clara, California               95052-8119
---------------------------------------------------               ----------
     (Address of principal executive offices)                     (Zip Code)

                                 (408) 765-8080
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended April 2, 2005 and forward-looking statements relating to 2005 and the second quarter of 2005 as presented in a press release of April 19, 2005. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTEL CORPORATION
                                                (Registrant)


Date: April 19, 2005                            By: /s/ Andy D. Bryant
                                                    ----------------------------
                                                    Andy D. Bryant
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Principal Accounting Officer